EARNING PER SHARE	6 Months Ended
Dec. 31, 2023
EARNING PER SHARE
EARNING PER SHARE

8.   EARNING PER SHARE

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	Three -month period ended		Six-month period ended
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Numerator
(Loss) profit for the period (basic EPS)	108,449	(8,156,746)	(4,483,185)	(7,658,449)
(Loss) profit for the period (diluted EPS)	108,449	(8,156,746)	(4,483,185)	(7,658,449)
Denominator
Weighted average number of shares (basic EPS)	62,839,961	61,657,343	62,839,961	61,657,343
Weighted average number of shares (diluted EPS)	63,877,692	61,657,343	62,839,961	61,657,343

Basic (loss) profit attributable to ordinary equity holders of the parent	0.0017	(0.1323)	(0.0713)	(0.1242)
Diluted (loss) profit attributable to ordinary equity holders of the parent	0.0017	(0.1323)	(0.0713)	(0.1242)

For the three and six month period ended December 31, 2022 diluted EPS was equal to basic EPS as the effect of potential ordinary shares would be antidilutive.

For the three month period ended December 31, 2022, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and the convertible notes.

The stock options were included in the diluted EPS calculation for the three period ended December 31, 2023 only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the three period ended December 31, 2023 because the interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.